SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 15, 2002


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


(Exact name of registrant as specified in its charter)


United States                     000-26172                      58-1897792
-------------                     ---------                      ----------
(State or other                 (Commission                     (IRS Employer
jurisdiction                      File No.)                  Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                       30144
---------------------------------------------                       -----
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5            Other Events.
                  -------------

                  The registrant  distributed the  Certificateholders  Statement
                  for  the   month  of   April   2002  to  the   Series   2000-1
                  Certificateholders on May 15, 2002.

                  The registrant  distributed the  Certificateholders  Statement
                  for  the   month  of   April   2002  to  the   Series   2000-2
                  Certificateholders on May 15, 2002.


Item 7(c).        Exhibits.
                  --------

                  The  following  is filed as an  exhibit to this  report  under
                  Exhibit 28:

         99.1 Series 2000-1 Certificateholders Statement for the month of April 2002.

         99.2 Series 2000-2 Certificateholders Statement for the month of April 2002.








                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CIRCUIT CITY CREDIT CARD
                                  MASTER TRUST


                                  By:      FIRST NORTH AMERICAN
                                           NATIONAL BANK, as
                                           Servicer




                                  By:      s/Philip J. Dunn
                                           Philip J. Dunn
                                           Vice President





Date:  May 15, 2002


                                       -2-



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST





                                INDEX TO EXHIBITS



   Exhibit
   Number            Exhibit


      99.1           Series 2000-1 Certificateholders Statement for the month of
                     April 2002.


      99.2           Series 2000-2 Certificateholders Statement for the month of
                     April 2002.